EXHIBIT 10.15

THE CLASS B PREFERRED UNITS EVIDENCED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR CERTAIN STATE SECURITIES LAWS.  CLASS B PREFERRED UNITS ACQUIRED BY INVESTORS MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE CLASS B PREFERRED UNITS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.  ADDITIONAL RESTRICTIONS ON TRANSFER OF THE CLASS B PREFERRED UNITS ARE SET FORTH IN THIS AGREEMENT.

SUBSCRIPTION AGREEMENT

Parties:        Wish Upon A Hero, LLC, a Delaware limited liability company (the “Company”)

Address:	1640 Nixon Drive, Suite 336 Moorestown, NJ 08057

       Capsalus Corp., a Nevada corporation (the “Subscriber”)

Address:	PO Box 19409 Minneapolis, MN 55419

EIN:	880338837

Date:              October 20, 2010

BACKGROUND

Subscriber desires to subscribe for and purchase Class B Preferred Units of the Company, on and subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

SUBSCRIPTION

Subscription. Subject to the terms and conditions set forth herein, the Subscriber hereby subscribes for and agrees to purchase Class B Preferred Units of the Company as set forth below:

Subscriber shall purchase a minimum of two hundred thousand (200,000)  and a maximum of three hundred thousand (300,000) Class B Preferred Units;

The purchase price per Class B Preferred Unit shall be Two Dollars and No Cents ($2.00), for an aggregate minimum purchase price of Four Hundred Thousand Dollars ($400,000) and an aggregate maximum purchase price of Six Hundred Thousand Dollars ($600,000) (the “Subscription Price”);

Subscriber shall pay to the Company One Hundred Thousand Dollars ($100,000) on or before each of the following dates:  October 20, 2010, November 20, 2010, December 20, 2010 and January 20, 2011 (for a total of Four Hundred Thousand Dollars ($400,000)), and then shall have the option of making up to two (2) further consecutive monthly payments of One Hundred Thousand Dollars ($100,000) each (for a grand total of up to Six Hundred Thousand Dollars ($600,000)) (each such payment a “Monthly Payment”); and

Upon the actual receipt by the Company from Subscriber of each Monthly Payment, Subscriber shall receive fifty thousand (50,000) Class B Preferred Units in exchange for such Monthly Payment, it being agreed and acknowledged by the parties that no Class B Preferred Units shall be held by Subscriber until the receipt of a corresponding Monthly Payment by the Company.

Acceptance of Subscription.  The Subscriber understands that this subscription is irrevocable by the Subscriber.  The Subscriber understands that the Company reserves the right to reject the Subscriber’s subscription for any reason and that such subscription shall not be binding until accepted by the Company.  The Subscriber shall not have any recourse against the Company if the subscription is rejected.  The Company shall reasonably notify the Subscriber of the acceptance or rejection of this subscription.  If the subscription is rejected, the Company will promptly return to Subscriber, without deduction or interest, the rejected Subscription Price.

Operating Agreement.  As a condition to acceptance of this Subscription, in addition to delivery of the Subscription Price and an executed copy of this Subscription Agreement, Subscriber shall execute and deliver the Company’s Operating Agreement, attached hereto as Exhibit “B”.

SUBSCRIBER’S REPRESENTATIONS AND WARRANTIES AS TO SUITABILITY STANDARDS.

Subscriber represents and warrants on the date hereof and upon the making of each of the Monthly Payments that:

Subscriber has such knowledge and experience in financial and business matters and that Subscriber is capable of evaluating the merits and risks of the prospective investment in the Company;

Subscriber is acquiring the Class B Preferred Units for Subscriber’s own account, not on behalf of other persons, and for investment and not with a view to resale or distribution;

Subscriber can bear the economic risk of losing Subscriber’s entire investment;

Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to Subscriber’s net worth, Subscriber’s investment in the Class B Preferred Units will not cause such overall commitment to become excessive, and the investment is suitable for Subscriber when viewed in light of Subscriber’s other securities holdings and Subscriber’s financial situation and needs;

Subscriber has adequate means of providing for Subscriber’s current needs and contingencies;

Subscriber has evaluated all the risks of investment in the Company;

Subscriber has experience in making investment decisions of this type;

Subscriber has a reasonable understanding of the business in which the Company is to be engaged; and

Subscriber is an “accredited investor” as defined under the Securities Act of 1933, as amended.

TRANSFER RESTRICTIONS.

Subscriber represents that he understands that the sale or transfer of the Class B Preferred Units are severely restricted and that:

The Class B Preferred Units have not been registered under the Securities Act of 1933, as amended, or the laws of any state or other jurisdiction.  The Class B Preferred Units cannot be sold or transferred by Subscriber unless the Class B Preferred Units are subsequently registered under the applicable law or an exemption from registration is available.  The Company is not required to register the Class B Preferred Units to make any exemption from registration available;

There is no public market and there may not be a public market for the Class B Preferred Units and Subscriber may not be able to sell the Class B Preferred Units.  Accordingly, the Subscriber must bear the economic risk of Subscriber’s investment for an indefinite period of time; and

Subscriber agrees that the Class B Preferred Units are subject to the terms of the Company’s Operating Agreement, and that Subscriber will not sell or offer to sell or transfer the Class B Preferred Units or any part thereof or interest therein (i) without registration under the Securities Act of 1933, as amended, and applicable state securities laws or an exemption from such registration  and (ii) unless such sale or offer to sell or transfer is in accordance with the terms of the Company’s Operating Agreement.

SUBSCRIBER’S REPRESENTATIONS AND WARRANTIES.

Subscriber represents and warrants on the date hereof and upon the making of each of the Monthly Payments that:

Subscriber has received, has carefully read and understands the Risk Factors detailed on Exhibit “A” attached hereto and the Operating Agreement attached as Exhibit “B”;

Subscriber has been furnished with all additional documents and information which Subscriber has requested;

Subscriber has had the opportunity to ask questions of and received answers from the Company concerning the Company and the Class B Preferred Units and to obtain any additional information necessary to verify the accuracy of the information furnished;

Subscriber has relied only on the foregoing information and documents in determining to make this subscription;

Exhibit “A”, Exhibit “B” and other information furnished by the Company do not constitute investment, accounting, legal or tax advice.  Subscriber is relying on professional advisers for such advice;

All documents, records and books pertaining to Subscriber’s investment have been made available for inspection by Subscriber and by Subscriber’s attorney, and/or Subscriber’s accountant and/or Subscriber’s representative, and that the books and records of the Company will be available upon reasonable notice, for inspection by investors during reasonable business hours at the Company’s principal place of business;

Subscriber recognizes that an investment in the Class B Preferred Units involves substantial risk factors, including, but not limited to, those set forth under “Risk Factors” in Exhibit “A”; and

Subscriber understands, acknowledges and agrees that the Company is relying solely upon the representations and warranties made herein in determining to sell it the Class B Preferred Units.

SUBSCRIPTION IRREVOCABLE BY SUBSCRIBER BUT SUBJECT TO ACCEPTANCE OR REJECTION BY THE COMPANY.

This Subscription Agreement is not, and shall not be, revocable by Subscriber.

The Company, in its sole discretion, has the right to accept or reject this subscription, in whole or in part, for any reason.

INDEMNIFICATION AND HOLD HARMLESS.

Subscriber agrees that if Subscriber breaches any agreement, representation or warranty Subscriber has made in this Agreement, Subscriber agrees to indemnify and hold harmless the Company against any claim, liability, loss, damage or expense (including attorneys’ fees and other costs of investigating and litigating claims) caused, directly or indirectly, by Subscriber’s breach.

MISCELLANEOUS.

Entire Understanding.  This Subscription Agreement states the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior oral and written communications and agreements, and all contemporaneous oral communications and agreements, with respect to the subject matter hereof.

Parties in Interest.  This Subscription Agreement, upon acceptance by the Company, shall bind, benefit, and be enforceable by and against each party hereto and its successor, assigns, heirs administrators and executors.

Severability.  If any provision of this Subscription Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

Section Headings.  Article and section headings in this Subscription Agreement are for convenience of reference only, do not constitute a part of this Subscription Agreement, and shall not affect its interpretation.

References.  All words used in this Subscription Agreement shall be construed to be of such number and gender as the context requires or permits.  Unless a particular context clearly provides otherwise, the words “hereof” and “hereunder” and similar references refer to this Subscription Agreement in its entirety and not to any specific Section or subsection.

Controlling Law.  THIS SUBSCRIPTION AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

[Signature Page Follows]

IN WITNESS WHEREOF, the Subscriber has executed and delivered this Agreement on the date first above written.

SUBSCRIBER: CAPSALUS CORP.

By:	/s/ Steven M. Grubner
Name:	Steven M. Grubner
Title:	President

ACCEPTED AND APPROVED: WISH UPON A HERO, LLC

By:	/s/ David E. Girgenti
Name	David E. Girgenti
Title	Chief Executive Officer

[Signature Page to Subscription Agreement]

EXHIBIT “A”

RISK FACTORS

An investment in the Class B Preferred Units offered hereby is highly speculative and involves a high degree of risk.  An investment should be made only by an investor who can afford the loss of his entire investment.  A prospective investor, prior to making an investment decision, should carefully consider the following risk factors in addition to, and in conjunction with, all of the other information provided in the Agreement.  The Risk Factors reflected below and elsewhere in the Agreement are not intended to be an exhaustive list of all risks involved, but merely a representative listing of certain of those risks currently contemplated by the Company.

Arbitrary Offering Price

The offering price for the Company’s Class B Preferred Units has been arbitrarily determined and bears no relationship to the Company’s assets, profits, or book value or to any other recognized financial criteria for valuing a business.

Transferability of Units

No trading market presently exists for the Company’s Class B Preferred Units.  Accordingly, an investment in the Company should presently be regarded as illiquid as well as highly speculative, and is suitable only for persons who can hold their investment in the Company indefinitely.

Minority Investment

Your investment will be a minority investment and will afford you limited ability to influence the management and affairs of the Company.

Broad Discretion in Use of Proceeds

The Company expects to use investment proceeds for formation expenses and general corporate purposes (including certain accrued expenses), including, but not limited to, expansion of its sales and marketing capabilities, software and platform development, leasing office space and equipment, hiring of personnel, and other working capital requirements.  Accordingly, management will have significant flexibility in applying the net proceeds of this Offering.  The failure of management to apply such funds effectively could have a material adverse effect on the Company’s business, results of operations and financial condition.  The foregoing represents the Company’s present intentions with respect to the allocation of proceeds of the Offering based upon its present plans and business conditions.  The occurrence of certain unforeseen events or changed business conditions, however, could result in the application of the proceeds of the Offering in a manner other than as described herein.

Dilution

The Company expects to conduct additional capital raising activities at an undetermined point in the future, in addition to issuing additional Units to attract or retain key management personnel.  Accordingly, the issuance of Units in the future could dilute the percentage ownership of the Members and could dilute the value of the Class B Preferred Units.

Need for Additional Financing

The Company has limited financial resources.  In order to meet its financial needs, it is anticipated that the Company will likely require, in addition to this Offering, additional funds within the next twelve months to further expand and grow the business.

Company’s Business is Still Developing; Unproven Acceptance of the Company’s Services

As is typical, demand and market acceptance for as yet unintroduced service is subject to a high level of uncertainty and risk.  Because the market for the Company’s service is evolving, it is difficult to predict the future growth rate, if any, and size of this market.  There can be no assurance either that the market for the Company’s service will grow.  If use of its service fails to grow, the Company’s ability to establish itself in the market would be materially and adversely affected.

Limited Operating History

The Company has only a limited operating history upon which an investor may base an evaluation of its potential future performance.  There can be no assurance that the Company will be able to develop consistent revenue sources.  Results of operations may fluctuate and will depend upon numerous factors, including, among other things, market acceptance of the Company’s services the Company’s ability to generate revenue, and competition.  The Company and its prospects must be considered in light of the risks, expense and difficulties frequently encountered by companies in an early stage of operations.  Such risks include, but are not limited to, an evolving business model and the management of growth. The Company must, among other things, develop brand name awareness, attract and retain users at a reasonable cost, maximize the value delivered to users, generate revenues, respond to competitive developments and continue to attract, retain and motivate qualified employees.  There can be no assurance that the Company will be successful in meeting these challenges and addressing such risks and the failure to do so could have a materially adverse effect on the Company's business, results of operations and financial condition.

Dependence on Key Personnel

The Company’s performance is substantially dependent on the performance of its senior management and key personnel.  In particular, the Company’s success depends substantially on the continued efforts of current management.  The Company has not acquired key person life insurance.  The loss of the services for any reason of any of its executive officers or other key employees could have a material adverse effect on the business, results of operations and financial condition of the Company.

Also, the inability to attract and retain the necessary technical and managerial personnel could have a material and adverse effect upon the Company’s business, results of operations and financial condition.

In order to attract and retain key personnel, the Company may be required to make equity grants to such persons.  The granting of such equity interests will have the effect of diluting the equity interests and rights of the other owners of the Company.

Marketing Activities Required

The Company’s marketing and public relations efforts will need to successfully tap into existing and emerging social trends and interests to maintain and grow public interest in its offerings. The Company’s ability to generate profit is ultimately based on its ability to market the Company’s services at commercially sustainable levels.  Substantial marketing activities will be required to meet the revenue and profit goals.  A portion of the proceeds of this Offering are intended to be used for such marketing activities (see “Risk Factors-Broad Discretion in Use of Proceeds” herein), although there can be no assurance that the Company will be successful in such marketing efforts.

Competition

The Company faces substantial competition both for users and for revenue producing customers.  Many of the Company’s current and potential competitors have longer operating histories, larger user bases and significantly greater financial, marketing and other resources than the Company.  These competitors are able to respond more quickly to new or emerging services and changes in user requirements, and to devote greater resources to the development, promotion and sale of their services than the Company.  These competitors may also be able to subsidize their services longer than the Company because of their greater resources.  There can be no assurance that the Company will be able to compete successfully against its current or future competitors.

Risks Associated with Brand Development

The Company believes that establishing and maintaining brand is a critical aspect for attracting and expanding its targeted market.  If the Company is unable to provide high quality services, or otherwise fails to promote and maintain its brands, or if the Company incurs excessive expenses in an attempt to improve its services, or promote and maintain its brands, the Company’s business, results of operations and financial condition could be materially and adversely affected.

Risks Associated with Rapid Growth

The Company plans to experience rapid growth over the next several years as the Company believes that growth will be required to establish and maintain the Company’s competitive position.  This projected growth could place significant demands on its administrative, operational and financial resources. Future internal growth will depend on a number of factors, including the effective and timely initiation and development of user and customer relationships, the Company’s ability to maintain the quality of services it provides to its users and the recruitment, motivation and retention of qualified personnel.  Sustaining growth will require additional management, operational and financial resources. There can be no assurance that the Company will be able to manage its expanding operations effectively or that it will be able to maintain or accelerate its growth.  Failure to do so could have a materially adverse effect on the Company’s business, results of operations and financial condition.

Operational Risks

The Company’s website may require frequent maintenance that will be costly and impair its ability to offer the service profitably. Additionally, the Company’s website and software platform will fail to retain users if the service is excessively slow or experiences frequent service outages.

The Company will need to mitigate against any random or coordinated internet attacks on its network infrastructure including: data theft, hardware or software vandalism, misuse, illegal use, automated DoS and other known or unknown forms of internet bot, virus or spyware attacks.

The Company will need to anticipate and overcome any legal exposures associated with the capturing, warehousing and managing of user data including video, audio and other potentially sensitive personal, financial or other information.

Natural Disasters and Terrorism

A natural disaster or terrorist activity here in the United States or internationally could have a material adverse effect on the Company’s business, results of operations and financial condition.

Intellectual Property

No assurance can be given as to the future viability or value of any of the Company’s intellectual property rights.  Furthermore, there can be no assurance that the Company’s business activities will not infringe upon the proprietary rights of others, or that other parties will not assert infringement claims against the Company.  The Company will need to protect itself against any proprietary information leaks including: technical specifications, business methods, end user information and client information.

Risk of Technology Obsolescence

The Company’s platform faces risks from future technological developments.

Liability

There are a variety of liability issues that could affect the Company in case of suit by an outside party or Company.  Although the Company intends to carry general liability insurance, the Company’s insurance may not cover potential claims of this type or may not be adequate to fully indemnify the Company.  Any imposition of liability or legal defense expenses that are not covered by insurance or are in excess of insurance coverage could have a material adverse effect on the Company’s business, results of operations and financial condition.

Nature of the Offering: No Evaluation of Securities

No Federal or state commission, department or agency has made any evaluation, finding, recommendation or endorsement with respect to the Offering.

Forward Looking Statements

THE INFORMATION CONTAINED WITHIN THIS EXHIBIT “A” CONTAINS “FORWARD-LOOKING STATEMENTS” OF THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH ARE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “MAY,” “WILL,” “COULD,” “SHOULD,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE,” OR “CONTINUE” OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREOF.  SUCH FORWARD-LOOKING STATEMENTS ARE NECESSARILY BASED ON VARIOUS ASSUMPTIONS AND ESTIMATES AND ARE INHERENTLY SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES, INCLUDING RISKS AND UNCERTAINTIES RELATING TO THE POSSIBLE INVALIDITY OF THE UNDERLYING ASSUMPTIONS AND ESTIMATES AND POSSIBLE CHANGES OR DEVELOPMENTS IN SOCIAL, ECONOMIC, BUSINESS, INDUSTRY, MARKET, LEGAL AND REGULATORY CIRCUMSTANCES AND CONDITIONS AND ACTIONS TAKEN OR OMITTED TO BE TAKEN BY THIRD PARTIES, INCLUDING USERS, SUPPLIERS, BUSINESS PARTNERS AND COMPETITORS AND LEGISLATIVE, REGULATORY, JUDICIAL AND OTHER GOVERNMENTAL AUTHORITIES AND OFFICIALS.  IN ADDITION TO ANY RISKS AND UNCERTAINTIES SPECIFICALLY IDENTIFIED IN THE TEXT SURROUNDING SUCH FORWARD-LOOKING STATEMENTS, THE STATEMENTS MADE IN THIS “RISK FACTORS” SECTION CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS THAT COULD CAUSE ACTUAL AMOUNTS, RESULTS, EVENTS AND CIRCUMSTANCES TO DIFFER MATERIALLY FROM THOSE REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS.